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                                                                   EXHIBIT 10.19


                           (ASSET LENDERS GROUP LOGO)

                               ASSET LENDERS GROUP


                            LETTER OF LOAN COMMITMENT


Date: February 2, 2004


TO:      BROOKSHORE LTD
         Jerry Latulippe
         710 South Ocean Blvd.
         Palm Beach, FL 33480


RE: PALM BEACH PROPERTY


Dear Mr. Latulippe

         This gives preliminary loan commitment to borrower, property in the amount of $ 11,700,000.00.

General Terms as follows:

         Loan Amount: $ 11,700,000.00 Loan Position: First
         Loan Term: 1 Year
         Interest Rate: 11 %

         Additional Expenses: Appraisal, Title, Escrow, Tax Holdbacks, Insurance
                              Holdbacks, Legal fees, On-site.




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                           (ASSET LENDERS GROUP LOGO)


Prior to processing the loan, Borrower must make deposit of an application fee in the amount of $2,500.00. Application fee is due on acceptance of this Loan Commitment Letter, and is refundable in the event Lender fails to make the loan as herein stipulated.

Borrower is responsible for an additional out-of-pocket or third party expenses incurred by Lender, including but not limited to title reports, appraisal, credit, engineering, closing expenses, environmental and other related due diligence reports.

Closing expenses are costs incurred to dose a transaction, including Lender's legal fees, title insurance, underwriting, processing, review and documentation fees, etc. and will be applied to Borrower's account.

Funding will be available in a timely fashion following Borrower's acceptance of this Commitment Letter, subject to the Lender's receipt, verification and acceptance from Borrower of the following items and conditions:

Lender hereby requests the following items of Borrower:

1.       Borrower's Signature on this Letter of Commitment

2.       $2,500.00 Application Fee to

3.       Completed Uniform Loan Application

4.       Title records on all properties

5.       County tax reports and TAX ill #s on all properties

Conditions:

1.       Lender's ability to encumber properties with clean title

2. Lender's acceptance and satisfaction of property valuations corresponding with Borrower's supplied real estate schedule on January 21, 2004 stated values as follows:

         Land and Buildings valued at $18,000,000.00



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                           (ASSET LENDERS GROUP LOGO)


     (NOTE: Lender will provide deed releases on each of the corresponding)


Special Considerations At Closing:


1. $3,400,000.00 to be applied to payoff existing First Deed of Trust on the property, which will leave a $11,700,000.00 Deed of Trust in first position and Lender in a Second Deed of Trust position.

2. $1,900,000.00 to be applied to outstanding direct and personal indebtedness of Borrower on the property, which will leave the Lender in a First Deed of Trust position.

Closing will be at Title Company or at an escrow agent of Lender's choice.

Should you have any questions, please don't hesitate to contact me.


Sincerely,



James L. Morgan
President


Accepted as of this date, February 2, 2004.


By:      /s/ Jerry Latulippe           (Borrower)
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                                       (Borrower)
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